EXHIBIT 99.1

Cleco Corporation
EEI Annual Finance Committee Meeting
November 6, 2007
StraightForward

Forward-Looking Statements
   This presentation contains forward-looking statements
about future results and circumstances with respect to which there are many risks and uncertainties. Although the
company believes that expectations reflected in such
forward-looking statements are based on reasonable
assumptions, we can give no assurances that these
expectations will prove to be correct or that other benefits anticipated in the forward-looking statements will be achieved.
For a discussion of risk factors and other factors that may
cause the company’s actual results to differ materially from those contemplated in its forward-looking statements, please refer to the company’s filings with the SEC.

Top Value Drivers
▪

Rodemacher construction
▪

Rate Case
▪

Generation RFP
▪

Other utility opportunities
▪

Dividend consideration
▪

Acadia opportunities

268,000
Electric
Customers
Regulated
Unregulated
Sound Business Strategy
▪

Focused on our stable regulated
utility
®

Investments in infrastructure
®

Constructive regulatory
environment
▪

Two Primary Subsidiaries
®

Cleco Power - Regulated
®

Cleco Midstream - Unregulated
▪

Conservative risk profile

▪

600 MW solid-fuel unit
▪

Fuel source optionality, with petroleum coke
considered primary source
▪

Estimated completion in the fourth quarter of
2009
▪

CFB (circulating fluidized bed boiler)
technology - “clean coal”
Overview
Rodemacher Site
Rodemacher 3 - Key Value
Driver
▪

$1 billion rate base
investment
▪

$552 million expenditures
to date (includes AFUDC)
▪

18 of 42 months of
construction complete
®

Major equipment on-site

Purchased Power
Natural Gas & Oil
Coal & Lignite
Natural Gas & Oil
Purchased Power
11%
Coal, Lignite, &
Petcoke
36%
23%
41%
40%
49%
1Based on Cleco management estimates of 2010 peak demand at approximately 1.5% annual demand growth.  Includes 600 MW of incremental capacity from Rodemacher Unit 3.
Rodemacher 3 - Solid Fuel
Improves Competitive Position

Rodemacher 3 - Risks?
▪

Regulatory
®

CCN (Certification of Convenience & Necessity) process found RPS-3 project prudent
®

LPSC approved:
•

Rate plan extends from October 2006 through 4Q 2009 (RPS-3 COD)
•

Cash collection equivalent to approximately 75% of AFUDC
•

Storm cost recovery
•

Storm reserve
•

Securitization
▪

Financing
®

Stock Issuance August 2006: $158 million
®

Storm cost recovery
®

Cash collection on AFUDC
®

Solid - waste disposal bonds
®

Cash from resolution of Calpine bankruptcy
▪

Construction
®

Fixed price EPC
®

Performance bonds and LOC
®

Major equipment on site
▪

Environmental
®

“Clean Coal” technology
®

Petcoke as primary fuel source
®

Capability to burn renewables

Rodemacher 3 - Key Value Driver
▪

Additional earnings opportunity 2010 and beyond
®

Key assumptions:
•

Additional rate base of $1 billion
•

Allowed ROE of 11.25%
•

Equity component of 50%
•

Shares outstanding of 60 million
®

$1 billion x 50% x 11.25% = $56 million ÷ 60 million = $0.94

Very Satisfied Customers
75%
50%
25%
0%
46%
62%
45%
58%
45%
58%
2005
2006
YTD 2007
LA Avg
Cleco

3.11
2.99
2.87
2.87
2.87
2.45
2.76
1.86
2.57
2.73
2003
2004
2005
2006
TTM Sep 07
Actual
LPSC Goal

SAIDI
General Rate Case - Value Driver # 2
▪

Last rate increase 1985
▪

Earnings growth potential
®

Key assumptions:
•

Rate base prior to RPS-3 of about $1
billion
•

Allowed ROE of 11.25%
•

Earned ROE of 9%
•

Equity component of 50%
•

Shares outstanding of 60 million
®

$1 billion x 50% x (11.25%-9%) = $11 million
÷ 60 million = $0.19
▪

Customer satisfaction at least 10% higher
than Louisiana average over past 3 years
▪

Consistently surpass LPSC reliability goals

CAPACITY REQUIREMENTS

MW
3250
3000
2750
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
Williams
RPS 3
Existing Solid Fuel Generation
Natural Gas Generation
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

350
650
350
650
Long-term RFP - Value Driver # 3
350
650

Dates as of 10/12/07 - subject to change
RFP Timeline
2007
▪

Oct 3  - Final version of 2007 Long-Term RFP issued
▪

Dec 7 - Indicative proposals due
▪

Dec 10 - Bid screening and analysis period begins
2008
▪

Apr 15 - Short-listed bidders notified
▪

May 9 - Binding proposals due
▪

Aug 11 - Winning bidders notified
▪

Oct 23 - File certificate application(s) with LPSC
▪

Potential capital investment opportunities (depending on the outcome of the
RFP process)

Renewables
▪

Biomass
®

Fuel diversity strategy (RPS-3)
▪

Geothermal - viability study in
progress
▪

Expensive technology
®

Legislation/mandates
needed
Other Potential Opportunities
Value Driver # 4
Transmission
▪

No RTO
▪

Regional constraints
▪

LPSC / SPP agreement on
need and recovery necessary

Acadia Opportunities - Value Driver # 5
▪

Resolved Calpine’s bankruptcy
®

Gain of $72.2 million
®

After-tax cash of $126 million
▪

Market value of $326/kw
®

At date of auction - July 30, 2007
®

Cleco 50% interest valued at $189 million
▪

New partner supports more aggressive
marketing

6.0%
4.0%
2.0%
0.0%
Dividend Yield
3.5%
3.2%
1.8%
Cleco Corp.
PHLX / Utilities
S&P 500 Index (Reported Basis)

Dividend Yield
1 Dividend Yield as of October 18, 2007
2 Source:  Regulatory Research Associates, April 2007 Utility Focus
Attractive Total Return Profile
Dividend Review in 2010 - Value Driver # 6
▪

Current dividend yield of 3.5% reflecting annual
dividend of $0.90/share1
▪

Stable and predictable cash flows from regulated
operations underpin Cleco’s ability to pay a
consistent dividend
▪

Last increase in 2002, currently at a 66% payout
- Board will likely review once Rodemacher 3 is
commercial in late 2009
▪

Five-year average return on common equity -
11.5%
®

Top half of 52-company peer group2
▪

Five-year average return on total capital - 5.0%
®

Top quarter of 52-company group2

Summary of Key Value Drivers
▪

RPS3 will essentially double rate base increasing earnings power beginning 2010
▪

Utility base business has opportunity to increase ROE in 2010
▪

Long-term RFP may yield capital investment opportunities
▪

Future generation & transmission opportunities are possible
▪

Dividend growth possible
▪

Acadia value overlooked in P/E multiple

2010
$35.63
2008
$30.53
Discount 2 years at
8%
Sum of the Parts:  2010
▪

Cleco Power:  $1.88 x 16 = $30.08
Assumptions
®

Rate Base of $2 billion
®

ROE 11.25%
®

50% equity
®

60 million shares
®

P/E multiple 16
▪

Evangeline:  $0.15 x 16 = $2.40
Assumptions
®

Continued performance of tolling agreement
     by counterparty
®

P/E multiple 16
▪

Acadia:  $3.15
Assumption
®

Value based on King Street bid of $189 million